Exhibit 10.6

Execution Version

AMENDMENT NO. 2 TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT

AMENDMENT NO. 2 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (“Amendment”) dated as of September 29, 2017, by and among DIPLOMAT PHARMACY, INC., a Michigan corporation (“Borrower”), the other Credit Parties signatory hereto, HEALTHCARE FINANCIAL SOLUTIONS, LLC, a Delaware limited liability company (successor to General Electric Capital Corporation), as agent (in such capacity, “Agent”) for the lenders (collectively, “Lenders”) from time to time party to the Credit Agreement (as defined below), and the Lenders.

RECITALS

A.                                    Borrower, the other Credit Parties signatory thereto, Agent and Lenders are parties to the Second Amended and Restated Credit Agreement dated as of April 1, 2015, as amended by Amendment No. 1 thereto dated as of April 27, 2016 (the “Credit Agreement”), pursuant to which Lenders agreed to provide certain financial accommodations to or for the benefit of Borrower and the other Credit Parties upon the terms and conditions contained therein. Unless otherwise defined herein, capitalized terms or matters of construction defined or established in the Credit Agreement shall be applied herein as defined or established therein.

B.                                    Credit Parties have requested that Agent and Lenders amend the covenant in Section 5.12 of the Credit Agreement regarding Change in Business as more fully provided herein.

AGREEMENT

NOW, THEREFORE, in consideration of the continued performance by Borrower and the other Credit Parties of their promises and obligations under the Credit Agreement and the other Loan Documents, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, the other Credit Parties, Agent and Required Lenders hereby agree as follows:

1.                                      Ratification and Incorporation of Credit Agreement and Other Loan Documents. Except as expressly modified under this Amendment, (a) each Credit Party hereby acknowledges, confirms, and ratifies all of the terms and conditions set forth in, and all of its obligations under, the Credit Agreement and the other Loan Documents, and (b) all of the terms and conditions set forth in the Credit Agreement and the other Loan Documents are incorporated herein by this reference as if set forth in full herein. Each Credit Party represents that it has no offset, defense, counterclaim, dispute or disagreement of any kind or nature whatsoever with respect to the amount of such Indebtedness.

2.                                      Amendment of Credit Agreement. Section 5.12 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“5.12 Change in Business. No Credit Party shall, and no Credit Party shall permit any of its Subsidiaries to, engage in any line of business different from those lines of business carried on by it on the Closing Date and similar or related businesses or reasonable extensions thereof and businesses ancillary or incidental thereto.”

3.                                      Conditions to Effectiveness. The effectiveness of this Amendment is subject to the following conditions precedent and shall become effective on the date (the “Amendment No. 2 Effective Date”) on which such conditions are satisfied:

(a)                                 the Agent shall have received copies of the Amendment duly executed by Borrower, the other Credit Parties and Required Lenders; and

(b)                                 the representations and warranties in Section 5 of this Amendment shall be true and correct as of the Amendment No. 2 Effective Date.

4.                                      Entire Agreement. This Amendment, together with the Credit Agreement and the other Loan Documents, is the entire agreement between the parties hereto with respect to the subject matter hereof. This Amendment supersedes all prior and contemporaneous oral and written agreements and discussions with respect to the subject matter hereof. Except as otherwise expressly modified herein, the Loan Documents shall remain in full force and effect.

5.                                      Representations and Warranties. The Credit Parties, jointly and severally, hereby represent and warrant that the representations and warranties contained in the Credit Agreement were true and correct in all material respects when made and, except to the extent that (a) a particular representation or warranty by its terms expressly applies only to an earlier date, or (b) any Credit Party has previously advised Agent in writing as contemplated under the Credit Agreement, are true and correct in all material respects as of the date hereof.

6.                                      Release. Each Credit Party hereby irrevocably releases and forever discharges each Indemnitee of and from all damages, losses, claims, demands, liabilities, obligations, actions or causes of action whatsoever (each a “claim”) that such Credit Party may now have or claim to have against any Indemnitee on the date hereof, whether known or unknown, of every nature and extent whatsoever, for or because of any matter or thing done, omitted or suffered to be done or omitted by any of the Released Persons that both (a) occurred prior to or on the date hereof and (b) is on account of or in any way concerning, arising out of or founded upon the Credit Agreement or any other Loan Document, or Agent’s administration of and actions under the Credit Agreement or any other Loan Document (each, a “Released Claim”).

Each Credit Party acknowledges that it may hereafter discover facts different from or in addition to those now known or believed to be true with respect to such Released Claims, and agrees that this Amendment and the above release are and will remain effective in all respects as a release of Released Claims notwithstanding any such differences or additional facts. Without limiting the restrictions on any Credit Party to sell or assign any rights under the Credit Agreement and the other Loan Documents, each Credit Party represents and warrants that it has not heretofore sold, assigned, transferred, pledged hypothecated or purported to have sold, assigned, transferred, pledged or hypothecated any Released Claim. Each Credit Party further represents and warrants that Credit Parties are the sole Credit Parties under the Credit Agreement and the other Loan Documents and are the sole owner and holder of all Released Claims.

7.                                      Miscellaneous.

7.1                               Expenses. Borrower agrees to pay on demand all reasonable costs and expenses of Agent (including reasonable attorneys’ fees) incurred in connection with the

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preparation, negotiation, execution, delivery and administration of this Amendment and all other instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith. All obligations provided herein shall survive any termination of this Amendment and the Credit Agreement as amended hereby.

7.2                               Counterparts. This Amendment may be executed in identical counterpart copies, each of which shall be an original, but all of which shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart thereof.

7.3                               Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment, and are not to be taken into consideration in interpreting this Amendment.

7.4                               Recitals. The recitals set forth at the beginning of this Amendment are true and correct, and such recitals are incorporated into and are a part of this Amendment.

7.5                               Governing Law. This Amendment shall be governed by, and construed and enforced in accordance with, the laws of the State of New York applicable to contracts made and performed in such state, without regard to the principles thereof regarding conflict of laws.

7.6                               Effect. Upon the effectiveness of this Amendment, from and after the date hereof, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” or words of like import shall mean and be a reference to Credit Agreement as amended hereby, and each reference in the other Loan Documents to “the Credit Agreement,” “thereunder,” “thereof,” or words of like import shall mean and be a reference to the Credit Agreement as amended hereby.

7.7                               No Novation. Except as expressly provided in Sections 2 and 3 above, the execution, delivery, and effectiveness of this Amendment shall not (a) limit, impair, constitute a waiver of, or otherwise affect any right, power, or remedy of Agent or any Lender under the Credit Agreement or any other Loan Document, (b) constitute a waiver of any provision in the Credit Agreement or in any of the other Loan Documents, or (c) alter, modify, amend, or in any way affect any of the terms, conditions, obligations, covenants, or agreements contained in the Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

7.8                               Conflict of Terms. In the event of any inconsistency between the provisions of this Amendment and any provision of the Credit Agreement, the terms and provisions of this Amendment shall govern and control.

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IN WITNESS WHEREOF, this Amendment No. 2 to Second Amended and Restated Credit Agreement has been duly executed as of the date first written above.

DIPLOMAT PHARMACY, INC.

By:	/s/ Philip R. Hagerman
Name: Philip R. Hagerman
Title: Chief Executive Officer

DIPLOMAT SPECIALTY PHARMACY OF FLINT, LLC

DIPLOMAT SPECIALTY PHARMACY OF GRAND RAPIDS, LLC

DIPLOMAT SPECIALTY PHARMACY OF CHICAGO, LLC

DIPLOMAT SPECIALTY PHARMACY OF FT. LAUDERDALE, LLC

DIPLOMAT SPECIALTY PHARMACY OF SOUTHERN CALIFORNIA, LLC

DIPLOMAT SPECIALTY PHARMACY GREAT LAKES DISTRIBUTION CENTER, LLC

DIPLOMAT CORPORATE PROPERTIES, LLC

NAVIGATOR HEALTH SERVICES, LLC

By: Diplomat Pharmacy, Inc., its member

By:	/s/ Philip R. Hagerman
Name:	Philip R. Hagerman
Title:	Chief Executive Officer

DSP FLINT REAL ESTATE, LLC DSP-BUILDING C, LLC

By:	/s/ Philip R. Hagerman
Name:	Philip R. Hagerman
Title:	Manager

ACCURATE RX PHARMACY CONSULTING, LLC ACCURATE ADVANTAGE, LLC AFFINITY BIOTECH, INC. COMFORT INFUSION, INC. FOCUS RX INC. FOCUS RX PHARMACY SERVICES INC. WRB COMMUNICATIONS, LLC

By:	/s/ Philip R. Hagerman
Name:	Philip R. Hagerman
Title:	Secretary and Treasurer

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

MEDPRO RX, INC.

AMERICAN HOMECARE FEDERATION, INC.

DIPLOMAT BLOCKER, INC

DIPLOMAT SPECIALTY PHARMACY OF LOS ANGELES COUNTY, INC. (formerly Valley Campus Pharmacy, Inc.)

DIPLOMAT SPECIALTY PHARMACY OF PHILADELPHIA, LLC

DIPLOMAT SPECIALTY PHARMACY OF BOOTHWYN, LLC

PHARMTRACK, LLC

AT-HOME IV INFUSION PROFESSIONAL, INC.

XAS INFUSION SUITES, INC.

By:	/s/ Joel Saban
Name:	Joel Saban
Title:	President

ENVOY HEALTH MANAGEMENT, LLC

By:	/s/ Joel Saban
Name:	Joel Saban
Title:	Manager

BIORX, LLC

By:	/s/ Philip Rielly
Name:	Philip Rielly
Title:	President

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

HEALTHCARE FINANCIAL SOLUTIONS, LLC, as Agent, Swingline Lender and as a Lender

By:	/s/ Karen M. Dahlquist
Name:	Karen M. Dahlquist
Title:	Duly Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

Bank of America, N.A. as a Lender

By:	/s/ Lori Egan
Name:	Lori Egan
Title:	SVP

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

CHEMICAL BANK, as a Lender

By:	/s/ Brian Banning
Name:	Brian Banning
Title:	Senior Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

Citizens Bank, N.A., as a Lender

By:	/s/ Mark Guyeski
Name:	Mark Guyeski
Title:	AVP Portfolio Manager

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

Comerica Bank, as a Lender

By:	/s/ Michael Cliff
Name:	Michael Cliff
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By:	/s/ Christopher Day
Name:	Christopher Day
Title:	Authorized Signatory

By:	/s/ Joan Park
Name:	Joan Park
Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By:	/s/ Marcus Tarkington
Name:	Marcus Tarkington
Title:	Director

By:	/s/ Auca Trifan
Name:	Auca Trifan
Title:	Managing Director

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

FIFTH THIRD BANK, as a Lender

By:	/s/ Nathaniel E. Sher
Nathaniel E. Sher
Director

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

FLAGSTAR BANK, FSB, as a Lender

By:	/s/ Elizabeth K. Hausman
Name:	Elizabeth K. Hausman
Title:	First Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

The Huntington National Bank, as a Lender

By:	/s/ Josephine C. Wisniewski
Name:	Josephine C. Wisniewski
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

JPMorgan Chase Bank, N.A., Co-Syndication Agent and, as a Lender

By:	/s/ Diane Forrest

Name:	Diane Forrest
Title:	Authorized Officer

Address for Notices:
1116 W. Long Lake Road,
2nd Floor
Bloomfield Hills, MI 48302
Attn: Diane Forrest
Fax: 248-636-1376

Lending Office:
Same as above

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

MORGAN STANLEY SENIOR FUNDING, INC., as a Lender

By:	/s/ Alice Lee
Name:	Alice Lee
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

MUFG UNION BANK, N.A., as a Lender

By:	/s/ Brian McNany
Name:	Brian McNany
Title:	Director

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

Wells Fargo Bank, N.A. as a Lender

By:	/s/ Scott Sanford
Name:	Scott Sanford
Title:	Duly Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]